UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023

SALONA GLOBAL MEDICAL DEVICE CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

49 Natcon Dr
 Shirley, New York, United States 11967
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

3330 Caminito Daniella
 Del Mar, California, 92014 United States
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2023, Salona Global Medical Device Corporation (the “Company”) appointed Michael Seckler, 58, to the position of Chief Executive Officer.  From June 13, 2023 through July 24, 2023, Mr. Seckler served as Interim Chief Executive Officer of the Company. From October 2022 through May 2023, Mr. Seckler served as Chief Operating Officer and from January 2020 through September 2022, Mr. Seckler served as Senior Vice President of FerGene, a gene therapy company affiliated with Ferring International Center, SA, a Swiss multinational biopharmaceutical company (“Ferring”). From January 2017 through December 2019, Mr. Seckler was Vice President of Global Marketing and Corporate Communications at Ferring.

In connection with Mr. Seckler’s appointment as Chief Executive Officer, he will be paid an annual salary of US$100,000 and variable compensation based on incentives of up to US$200,000 annually. Additionally, he has been granted options under the Company’s 2021 Amended and Restated Stock Option Plan to purchase up to 750,000 common shares of the Company vesting equally over a three-year period, with a term of five years and an exercise price per share of CAD$0.29. In connection with Mr. Seckler’s prior appointment as Interim Chief Executive Officer he was granted options under the Company’s 2021 Amended and Restated Stock Option Plan to acquire an aggregate of 250,000 common shares of the Company, vesting equally over a three-year period, with a term of five years and an exercise price per share of CAD$0.25. The options and underlying shares for both grants are subject to a four month and one day hold period commencing on the date of grant pursuant to the policies of the TSX Venture Exchange. In addition, Mr. Seckler continues to be eligible to participate in the benefit programs generally available to executive officers of the Company.

There are no arrangements or understandings between Mr. Seckler and any other persons pursuant to which he was selected as Chief Executive Officer. There are also no family relationships between Mr. Seckler and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On July 25, 2023, the Company issued a press release providing an update on cost cuts, on-going debt restructuring and the appointment of Mr. Seckler as Chief Executive Officer. The press release is furnished as Exhibit 99.1to this Current Report on Form 8-K.

On July 25, 2023, the Company moved its principal executive office to 49 Natcon Dr, Shirley NY 11967. The Company's telephone number remains the same: 1-800-760-6826.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Salona Global Medical Device Corporation dated July 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: July 27, 2023	By: /s/ Dennis Nelson
Name: Dennis Nelson Title: Chief Financial Officer